UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2008

NAVISTAR FINANCIAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-04146	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road

Schaumburg, Illinois 60173

(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 28, 2008, Navistar Financial Retail Receivables Corporation, a Delaware corporation (the “Seller”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with Deutsche Bank Trust Company Delaware, as owner trustee, relating to the Navistar Financial 2008-B Owner Trust (the “Trust”), a Delaware statutory trust created on June 3, 2008. On July 28, 2008, the Seller and the Trust entered into a Pooling Agreement, a copy of which is filed as an exhibit hereto, pursuant to which retail loans secured by medium and heavy duty trucks, truck chassis, buses and trailers and related property were transferred to the Trust. On July 28, 2008, the Trust issued a Variable Funding Floating Rate Asset Backed Note, Series 2008-B (the “Note”), having an aggregate maximum principal amount of $300,000,000.00 and initial invested amount of $239,044,564.85, pursuant to an Indenture, dated as of July 28, 2008, between the Trust and The Bank of New York Mellon, as indenture trustee, a copy of which is filed as an exhibit hereto. On July 28, 2008, the Note was sold to Credit Suisse, New York Branch, as agent to the investors, pursuant to a Note Purchase Agreement, among the Seller, Navistar Financial Corporation, individually and as servicer, Credit Suisse, New York Branch, as agent for the investors, Alpine Securitization Corp., a Delaware corporation, as the conduit investor, and Credit Suisse, Cayman Islands Branch, as the committed investor, a copy of which is filed as an exhibit hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 10.1	Note Purchase Agreement, dated as of July 28, 2008, among the Seller, Navistar Financial Corporation, individually and as servicer, Credit Suisse, New York Branch, as agent for the investors, Alpine Securitization Corp., as the conduit investor, and Credit Suisse, Cayman Islands Branch, as the committed investor.

Exhibit 10.2	Pooling Agreement, dated as of July 28, 2008, between Navistar Financial Retail Receivables Corporation, as seller, and Navistar Financial 2008-B Owner Trust, as issuer.

Exhibit 10.3	Indenture, dated as of July 28, 2008, between Navistar Financial 2008-B Owner Trust, as issuer, and The Bank of New York Mellon, as indenture trustee.

Exhibit 10.4	Trust Agreement, dated as of July 28, 2008, between Navistar Financial Retail Receivables Corporation, as seller, and Deutsche Bank Trust Company Delaware, as owner trustee.

Exhibit 10.5	Purchase Agreement, dated as of July 28, 2008, between Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation.

Exhibit 10.6	Servicing Agreement, dated July 28, 2008, among Navistar Financial Retail Receivables Corporation, The Bank of New York Mellon, as indenture trustee, Navistar Financial 2008-B Owner Trust, as issuer, and Navistar Financial Corporation, as servicer.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION

/s/ John V. Mulvaney, Sr.
By:	John V. Mulvaney, Sr.
Its:	Vice President, Chief Financial Officer and Treasurer

Date: July 28, 2008

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Note Purchase Agreement, dated as of July 28, 2008, among the Seller, Navistar Financial Corporation, individually and as servicer, Credit Suisse, New York Branch, as agent for the investors, Alpine Securitization Corp., as the conduit investor, and Credit Suisse, Cayman Islands Branch, as the committed investor.

Exhibit 10.2	Pooling Agreement, dated as of July 28, 2008, between Navistar Financial Retail Receivables Corporation, as seller, and Navistar Financial 2008-B Owner Trust, as issuer.

Exhibit 10.3	Indenture, dated as of July 28, 2008, between Navistar Financial 2008-B Owner Trust, as issuer, and The Bank of New York Mellon, as indenture trustee.

Exhibit 10.4	Trust Agreement, dated as of July 28, 2008, between Navistar Financial Retail Receivables Corporation, as seller, and Deutsche Bank Trust Company Delaware, as owner trustee.

Exhibit 10.5	Purchase Agreement, dated as of July 28, 2008, between Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation.

Exhibit 10.6	Servicing Agreement, dated July 28, 2008, among Navistar Financial Retail Receivables Corporation, The Bank of New York Mellon, as indenture trustee, Navistar Financial 2008-B Owner Trust, as issuer, and Navistar Financial Corporation, as servicer.